Exhibit 10.7

FedEx Contract #

Supplemental Agreement No. 11

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 18, 2018 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer desires to add six (6) incremental Aircraft to the Purchase Agreement, such Aircraft to be designated as either Block B or Block C Aircraft, with delivery dates as follows:

Delivery Month & Year of new Aircraft	Block

[*]	Block C

[*]	Block C

[*]	Block C

[*]	Block C

[*]	Block C

[*]	Block B

C. WHEREAS, Customer desires to reschedule the delivery month of one (1) Aircraft as set forth in the table below:

BOEING PROPRIETARY
SA11–1

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No.11 to

Purchase Agreement No. 3712

Current Delivery Month & Year	Revised Delivery Month & Year	Block	Table Reference

[*]	[*]	Block E	Table 1-A2

D. WHEREAS, Customer desires to exercise six (6) Option Aircraft, which shall be designated as Block C Aircraft, with delivery months as set forth in the table below (SA-11 Option Exercise Aircraft):

Delivery Month & Year for Exercised Option Aircraft	Block

[*]	Block C

[*]	Block C

[*]	Block C

[*]	Block C

[*]	Block C

[*]	Block C

E. WHEREAS, Customer desires to add six (6) Option Aircraft to the Purchase Agreement, hereinafter referred to as Option Aircraft, with delivery months as set forth in the table below:

Delivery Month & Year for Option Aircraft	Block

[*]	Option Aircraft

[*]	Option Aircraft

[*]	Option Aircraft

[*]	Option Aircraft

[*]	Option Aircraft

[*]	Option Aircraft

F. WHEREAS, Customer desires to cancel six (6) Purchase Rights from the Purchase Agreement.

BOEING PROPRIETARY

SA11-2

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No.11 to

Purchase Agreement No. 3712

G. WHEREAS, Boeing desires to provide an additional business consideration to Customer.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 11.

2.

Boeing and Customer acknowledge and agree that upon execution of this Supplemental Agreement No. 11 and upon fulfillment of the conditions described in Article 16 below, (i) five (5) of the Aircraft described in Recital Paragraph B above are hereby added to the Purchase Agreement and are considered by the parties as “Block C Aircraft” and will be deemed “Aircraft” for all purposes under the Purchase Agreement except as otherwise described herein, (ii) one (1) of the Aircraft described in Recital Paragraph B above is hereby added to the Purchase Agreement as a conditional firm aircraft and is considered by the parties as a “Block B Aircraft” for all purposes under the Purchase Agreement except as otherwise described herein, (iii) the one (1) Aircraft described in Recital Paragraph C above is hereby rescheduled as described herein, (iv) the six (6) Option Aircraft exercised as firm Aircraft described in Recital Paragraph D above are hereby added to the Purchase Agreement and are considered by the parties as “Block C Aircraft” and will be deemed “Aircraft” for all purposes under the Purchase Agreement except as otherwise described herein, (v) the six (6) Option Aircraft described in Recital Paragraph E above are hereby added to the Purchase Agreement as “Option Aircraft” as described herein and will be deemed such for all purposes under the Purchase Agreement except as otherwise described herein, and (vi) six (6) Purchase Rights are hereby cancelled from the Purchase Agreement decreasing the total quantity of Purchase Rights to thirty-eight (38).

3.	Revise and replace in its entirety, Table 1-A1 with a revised Table 1-A1, attached hereto, to add to the Purchase Agreement the six (6) Aircraft described in Recital Paragraph B above.

BOEING PROPRIETARY

SA11-3

Supplemental Agreement No.11 to

Purchase Agreement No. 3712

4.

Revise and replace in its entirety, Table 1-A2 with a revised Table 1-A2, attached hereto, to reschedule the delivery month of one (1) Aircraft as identified in Recital Paragraph C above with a Table 1-A2 table reference.

5.	Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, to add the six (6) Aircraft described in Recital Paragraph D above to Table 1-B.

6.

Revise and replace in its entirety Attachment 1 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect (i) the deletion of the Option Aircraft referred to in Recital Paragraph D above, and (ii) the addition of the Option Aircraft described in Recital Paragraph E above.

7.

Revise and replace in its entirety Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect the exercise of the Option Aircraft described in Recital Paragraph D above.

8.

Revise and replace in its entirety Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect (i) the addition of the six (6) Block C Aircraft described in Recital Paragraph B above, (ii) the reschedule of the Aircraft described in Recital Paragraph C above, (iii) the exercise of the Option Aircraft described in Recital Paragraph D above and (iv) the addition of the Option Aircraft described in Recital Paragraph E above.

9.

Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106158R3, Right to Purchase Additional Aircraft, with Letter Agreement FED-PA-03712-LA-1106158R4, Right to Purchase Additional Aircraft, attached hereto, to reflect the cancellation of six (6) Purchase Rights as described in Recital Paragraph G above, resulting in a revised quantity of thirty-eight (38) Purchase Rights.

10.

Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106614R2, Special Matters for Purchase Right Aircraft, with Letter Agreement FED-PA-03712-LA-1106614R3, Special Matters for Purchase Right Aircraft, attached hereto, to reflect the letter agreement revision described in Paragraph 9 above.

11.

Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1208949, Special Matters for Block C Aircraft in Table 1-A1, with Letter Agreement FED-PA-03712-LA-1208949R1, Special Matters for Aircraft in Table 1-A1, attached hereto, to revise the applicability of the letter agreement to include the Block B Aircraft described in Recital Paragraph B above.

BOEING PROPRIETARY

SA11-4

Supplemental Agreement No.11 to

Purchase Agreement No. 3712

12.

Revise and replace in its entirety Letter Agreement 6-1162-SCR146R1, Special Provision – Block B and Block G Aircraft, with Letter Agreement 6-1162-SCR146R2, Special Provision – Block B and Block G Aircraft, attached hereto, to revise the applicability of the letter agreement to include the Block B Aircraft described in Recital Paragraph B above.

13.	Add Letter Agreement 6-1169-LKJ-0773, Special Matters – SA-11, attached hereto, to provide additional business considerations to Customer.

14.

For the sake of clarity, the parties confirm and agree that the (i) five (5) Block C Aircraft and one (1) Block B Aircraft described in Recital Paragraph B above added herein and (ii) six (6) Block C Aircraft described in Recital Paragraph D above added herein shall be subject to Letter Agreement FED-PA-03712-LA-1106159R1, Special Matters Concerning [*] and Letter Agreement FED-PA-03712-LA-1106584R4, Aircraft Performance Guarantees.

15.

As a result of the changes incorporated in this Supplemental Agreement No. 11, Customer will [*] applicable to each of the six (6) Aircraft described in Recital Paragraph B above and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 11, (ii) [*] applicable to each of the six (6) Block C Aircraft described in Recital Paragraph D above and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 11 and (iii) an Option Deposit [*] for each of the six (6) Option Aircraft described in Recital Paragraph E above and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 11 and (iv) [*] applicable to the Aircraft described in Recital Paragraph C above as a result of the reschedule of such Aircraft. The foregoing results in an [*] (SA-11 Payment Amount). For clarity, the terms “pre-delivery payment (s)”, “PDP (s)” and “advance payment (s)” are used on an interchangeable basis. [*].

16.

This Supplemental Agreement No. 11 to the Purchase Agreement shall not be effective until (i) executed and delivered by the parties on or prior to June 26, 2018, and (ii) Customer and Boeing execute and deliver Supplemental Agreement No. 30 to Purchase Agreement No. 3157 on or prior to June 26, 2018.

BOEING PROPRIETARY

SA11-5

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No.11 to

Purchase Agreement No. 3712

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By:	/s/ L. Kirsten Jensen

Its:	Attorney-In-Fact

FEDERAL EXPRESS CORPORATION

By:	/s/ Phillip C. Blum

Its:	Vice President Aircraft Acquisition

BOEING PROPRIETARY

SA11-6

TABLE OF CONTENTS

ARTICLES		SA Number

1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES

1-A	Firm Aircraft Information Table	10
1-A1	Block B and Block C Aircraft Information Table	11
1-A2	Block E, Block F and Block G Aircraft Information Table	11
1-B	Exercised Option Aircraft Information Table	11
1-B1	Exercised Block D Option Aircraft Information Table	2
1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT

A	Aircraft Configuration	4
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	2
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712		SA–11

BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R2	LA-Special Matters Concerning [*] – Option
	Aircraft and Certain Purchase Right Aircraft	6

LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6

LA-1106155	LA-Open Configuration Matters

LA-1106156R2	LA-Option Aircraft	6

	Attachment 1 to LA-1106156R2	11

	Attachment 2 to LA-1106156R2	6

	Attachment 3 to LA-1106156R2	11

	Attachment 4 to LA-1106156R2	11

LA-1106157	AGTA Amended Articles

LA-1106158R4	LA-Right to Purchase Additional Aircraft	11

LA-1106159R1	LA-Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177R1	LA-[*]	6

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R1	LA-Special Matters Option Aircraft	1

LA-1106574R1	LA-Agreement for Deviation from the [*]	6

LA-1106584R4	LA-Aircraft Performance Guarantees	6

LA-1106586	LA-Miscellaneous Matters

LA-1106614R3	LA-Special Matters for Purchase Right Aircraft	11

LA-1106824	LA-Customer Support Matters

LA-1208292R2	LA-Special Matters Concerning Escalation – Block B, Block C, Block E,
	Block F and Block G Aircraft	6

LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6

LA-1208949R1	LA-Special Matters for Aircraft in Table 1-A1	11

6-1162-SCR-146R2	LA Special Provision — Block B and Block G Aircraft	11

LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6

6-1162-LKJ-0696R6	LA-[*]	6

6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2

6-1162-LKJ-0707	LA- Agreement Regarding [*]	6

FED-PA-03712		SA–11

BOEING PROPRIETARY

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-LKJ-0709	[*] Special Matters	6

6-1162-LKJ-0728	Special Matters – SA-8 Early Exercise Aircraft	8

6-1162-LKJ-0744	Special Considerations – SA-10 Accelerated Aircraft	10

6-1169-LKJ-0773	Special Matters – SA-11	11

FED-PA-03712		SA–11

BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April 18, 2016

Supplemental Agreement No. 8	June 10, 2016

Supplemental Agreement No. 9	February 16, 2017

Supplemental Agreement No. 10	May 10, 2017

Supplemental Agreement No. 11	June , 2018

FED-PA-03712		SA–11

BOEING PROPRIETARY

Table 1-A1 to PA 3712

Aircraft Delivery, Description, Price and Advance Payments

Block B and Block C Incremental Aircraft

Airframe Model/MTOW:	767-300F	408,000 pounds	Detail Specification: D019T002-K dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60,200 pounds	Airframe Price Base Year/Escalation Formula:	[*]		ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]		GE CF6-80 & GE90(99 rev.)
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):		[*]
Deposit per Aircraft:		[*]

							Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Escalation Factor			Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Block	MSN	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	Block C	43544	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	44377	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	44378	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43542	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43543	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	44379	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	44380	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43545	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43546	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43547	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43548	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	42721	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	42722	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	61206	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43538	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]

Supplemental Agreement No. 11
FED-PA-03712 62134, 87796, 105239, 108705.TXT	Boeing Proprietary	Page 1

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-A1 to PA 3712

Aircraft Delivery, Description, Price and Advance Payments

Block B and Block C Incremental Aircraft

							Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Escalation Factor			Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Block	MSN	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block B		[*]	[*]	[*]	[*]	[*]
Total:	25

Supplemental Agreement No. 11
FED-PA-03712 62134, 87796, 105239, 108705.TXT	Boeing Proprietary	Page 2

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-A2 To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Block E, Block F and Block G Aircraft

Airframe Model/MTOW:	767-300F	408,000 pounds	Detail Specification: D019T002FED63F-1, Rev D dated March 26, 2015

Engine Model/Thrust:	CF6-80C2B6F	60,200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE):		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Block	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Delivery Date
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]

SA-11
FED-PA-03712 73706, 105237, 108705	Boeing Proprietary	Page 1

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-A2 To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Block E, Block F and Block G Aircraft

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Escalation Factor		Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Block	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]

SA-11
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Table 1-A2 To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Block E, Block F and Block G Aircraft

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Escalation Factor		Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Block	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block E	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block F	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block G	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block G	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block G	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block G	[*]	[*]	[*]	[*]	[*]
Total:	50

SA-11
FED-PA-03712 73706, 105237, 108705	Boeing Proprietary	Page 3

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-B To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Option Aircraft

Airframe Model/MTOW:	767-300F	408,000 pounds	Detail Specification: D019T002FED63F-1, Rev D dated March 26, 2015

Engine Model/Thrust:	CF6-80C2B6F	60,200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

							Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Escalation Factor			Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Block	MSN	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	Block C	61205	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43549	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43551	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block B [1]	43630	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43552	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block B [1]	43631	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block B [1]	43632	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43553	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43554	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block B [1]	43633	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]

Supplemental Agreement No. 11
FED-PA-03712 57361,87796,105239,108571,108705	Boeing Proprietary	Page 1

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Table 1-B To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Option Aircraft

							Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Escalation Factor			Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Block	MSN	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C		[*]	[*]	[*]	[*]	[*]
	22

[1]	The Determination Date has passed and the special provision pursuant to Letter Agreement 6-1162-SCR-146R1, Special Provision - Block B and Block G Aircraft, has expired.

Supplemental Agreement No. 11
FED-PA-03712 57361,87796,105239,108571,108705	Boeing Proprietary	Page 2

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Attachment 1 to

Letter Agreement No. FED-PA-03712-LA-1106156R2

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	767-300F	408,000 pounds	Detail Specification: D019T002FED63F-1, Rev D dated March 26, 2015

Engine Model/Thrust:	CF6-80C2B6F	60,200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

					Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number	Escalation Factor	Escalation Factor	Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	of Aircraft	(Airframe)	(Engine)	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Supplemental Agreement No.11 Attachment 1, Revised June 2018 Page 1
FED-PA-03712-LA-1106156R2 73706, 88398-1O, 108764.	Boeing Proprietary

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 1 to

Letter Agreement No. FED-PA-03712-LA-1106156R2

Option Aircraft Delivery, Description, Price and Advance Payments

					Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number	Escalation Factor	Escalation Factor	Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	of Aircraft	(Airframe)	(Engine)	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	35

Supplemental Agreement No.11 Attachment 1, Revised June 2018 Page 2
FED-PA-03712-LA-1106156R2 73706, 88398-1O, 108764.	Boeing Proprietary

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 3 to

Letter Agreement No. FED-PA-03712-LA-1106156R2

[*]

[*]

Notes:

        (i) FED Customer Fiscal Year June 1 – May 31

        (ii) See paragraph 6.2 of Letter Agreement FED-PA-03712-LA-1106156R2 for [*]

        (iii) [*]

[*]

FED-PA-03712-LA-1106156R2	SA-11
Option Aircraft, Attachment 3, Revised June 2018	Page 1
BOEING PROPRIETARY

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Attachment 4 to

Letter Agreement No. FED-PA-03712-LA-1106156R2

Firm Aircraft and Option Aircraft Delivery Schedule

[*]

Notes:

(i) FY: FED Customer Fiscal Year June 1 - May 31

(ii) Customer has the right to purchase thirty-eight (38) Purchase Right Aircraft for delivery through [*]

FED-PA-03712-LA-1106156R2	SA-11
Option Aircraft, Attachment 4, Revised June 2018	Page 1
BOEING PROPRIETARY

*

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1106158 R4

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106158R3 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, Customer will have the right to purchase (Purchase Right) thirty-eight (38) additional Boeing Model 767-3S2F aircraft as purchase right aircraft (Purchase Right Aircraft).

2.	Delivery.

The Purchase Right Aircraft delivery positions are [*].

3.	Configuration.

The configuration for the Purchase Right Aircraft will be the Detail Specification for Model 767-3S2F aircraft at the revision level in effect at the time of the Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Boeing and Customer.

4.	Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft shall remain in base year [*] and such prices will be subject to escalation to the scheduled delivery date of the Purchase Right Aircraft.

FED-PA-03712-LA-1106158R4	SA-11
Right to Purchase Additional Aircraft	Page 1
BOEING PROPRIETARY

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4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151R2 “Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft”, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3 The Advance Payment Base Price for each exercised Purchase Right Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

At Supplemental Agreement for the Purchase Right Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Purchase Right Aircraft will be paid at the time of delivery.

6.	Notice of Exercise and Payment of Deposit.

6.1 Customer may exercise a Purchase Right by giving written notice (Notice of Exercise) to Boeing. All Purchase Right aircraft must be exercised for delivery no later than [*]. Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, in accordance with the Purchase Agreement. Such amount will be the initial advance payment due at execution of the Supplemental Agreement.

[*]

6.2 The parties agree that Purchase Right Aircraft, once exercised, will be added to Table 1-C of the Purchase Agreement.

7.	Supplemental Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein [*], the parties will sign a supplemental agreement for the purchase of such Purchase Right Aircraft (Supplemental Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Supplemental Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

FED-PA-03712-LA-1106158R4	SA-11
Right to Purchase Additional Aircraft	Page 2
BOEING PROPRIETARY

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8.	[*]

[*]

9.	General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Supplemental Agreement for the applicable Purchase Right Aircraft, or, if no such Supplemental Agreement is executed, on [*].

10.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

FED-PA-03712-LA-1106158R4	SA-11
Right to Purchase Additional Aircraft	Page 3
BOEING PROPRIETARY

*

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Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106158R4	SA-11
Right to Purchase Additional Aircraft	Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1106614 R3

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Purchase Right Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1106614R2 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memoranda provided for in this Letter Agreement will be applicable to exercised Purchase Right Aircraft only (Exercised Purchase Right Aircraft), as described in letter agreement FED-PA-03712-LA-1106158R4, Right to Purchase Additional Aircraft.

1.	Credit Memoranda.

[*]

2.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.5 are in [*] base year dollars and will be escalated to the scheduled month of the respective Exercised Purchase Right Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Exercised Purchase Right Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3.	[*]

[*]

4.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Exercised Purchase Right Aircraft at time of delivery and becoming the operator of the Exercised Purchase Right Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

FED-PA-03712-LA-1106614R3	SA-11
Special Matters for Purchase Right Aircraft	Page 1
BOEING PROPRIETARY

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5.	Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisitions & Planning and Performance

FED-PA-03712-LA-1106614R3	SA-11
Special Matters for Purchase Right Aircraft	Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1208949 R1

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Aircraft in Table 1-A1

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1208949 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memoranda provided for in this Letter Agreement will be applicable to Block B Aircraft and Block C Aircraft, as identified in Table 1-A1 of the Purchase Agreement (Table 1-A1 Aircraft).

1.	Credit Memoranda.

[*]

2.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.5 are in [*] base year dollars and will be escalated to the same time period as the Airframe pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Table 1-A1 Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3.	[*]

[*]

4.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Table 1-A1 Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

FED-PA-03712-LA-1208949	SA-11
Special Matters for Aircraft in Table 1-A1	Page 1
BOEING PROPRIETARY

*

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5.	Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1208949R1	SA-11
Special Matters for Aircraft in Table 1-A1	Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-SCR-146R2

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Provision – Block B and Block G Aircraft

Reference:	Purchase Agreement 3712 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162-SCR-146R1 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

[Defined Terms]

“Block B Aircraft” means (i) the four (4) Option Aircraft exercised, as identified in Table 1-B as Block B Aircraft, under Supplemental Agreement Number 1 to the Purchase Agreement and shall have the meaning as defined therein, and (ii) the one (1) Aircraft added to the Purchase Agreement and identified in Table 1-A1 as a Block B Aircraft pursuant to Supplemental Agreement No. 11 and shall have the meaning as defined therein.

“Block G Aircraft” means the four (4) Aircraft identified in Table 1-A2 as Block G Aircraft pursuant to Supplemental Agreement Number 6 to the Purchase Agreement and shall have the meaning as defined therein.

[*]

“RLA” or “Railway Labor Act” means 45 USC Section 151 et seq.

“NLRA” or “National Labor Relations Act” means 29 USC Section 151 et seq.

6-1162-SCR-146R2	SA-11
Special Provision – Block B and Block G Aircraft	Page 1
BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Very Truly Yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

6-1162-SCR-146R2	SA-11
Special Provision – Blocks B and Block G Aircraft	Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-LKJ-0773

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters – SA-11

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In consideration of Boeing’s long term relationship with Customer, Boeing will provide to Customer the following business consideration.

1.	Business Consideration.

[*]

2.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

6-1169-LKJ-0773	SA-11
Special Matters – SA-11	Page 1
BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisitions & Planning and Performance

6-1169-LKJ-0773	SA-11
Special Matters – SA-11	Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-SU-1106178R3

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Federal Express Corporation [*]

References:	1) Purchase Agreement No. PA-03712 (767 Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

2) FED-MO-1105406 R1 Proposal for 767-300 Boeing Converted Freighter (BCF) Program (Proposal for 25 767-300 BCF aircraft)

3) FED-MO-1105421 R1 Proposal for 767-300 Boeing Converted Freighter Program (Proposal for 50 767-300 BCF aircraft)

This agreement No. FED-SU-1106178R3, dated June ____, 2018, supersedes and replaces in its entirety agreement No. FED-SU-1106178R2, dated July 21, 2015.

This Agreement incorporates the terms and conditions of Customer Services General Terms Agreement No. S2-2 (“CSGTA”) between Boeing and Customer by reference. All capitalized terms used but not defined in this Agreement have the same meaning as in the CSGTA. On the date Customer accepts this offer it will become an Order to the CSGTA.

1.	[*]

[*]

2.	Definitions

2.1	“Agreement” means this Order to the CSGTA.

2.2	[*]

2.3	[*]

2.4	[*]

2.5	“Option Aircraft” means all exercised Aircraft options as listed in Table 1-B of the 767 Purchase Agreement.

2.6	“Purchase Right Aircraft” means all Purchase Right Aircraft as listed in Table 1-C of the 767 Purchase Agreement.

2.7	[*]

2.8	[*]

3.	Term

3.1	Once this Agreement is executed, this Agreement will be in effect and [*].

3.2	[*]

3.3	[*]

FED-SU-1106178R3
[*]	Page 1
BOEING PROPRIETARY

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4.	[*]

4.1	[*]

4.2	[*]

4.3	[*]

4.4	[*]

•	Other than to a subsidiary of Customer, Customer may not assign [*] under this Agreement, in whole or in part, without the prior written consent of Boeing.

  [*]

5.	Miscellaneous

5.1 Entire Agreement. This Agreement and the CSGTA contain the entire agreement between the parties and supersede all previous proposals, understandings, commitments or representations, oral or written, with respect to the subject matter hereof.

5.2 Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Agreement as confidential. Customer and Boeing agree that it will treat this Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

AGREED AND ACCEPTED this

June 18, 2018
Date

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

/s/ Susan Englander	/s/ Phillip C. Blum
Signature	Signature

Susan Englander	Phillip C. Blum
Printed name	Printed name

Attorney-in-Fact	Vice President Aircraft Acquisitions & Planning and Performance
Title	Title

FED-SU-1106178R3
[*]	Page 2
BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

FED-MISC-LA-1804229

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Boeing Global Services (BGS) – Special Matters

[*]

In consideration of Boeing’s long term relationship with Customer, and Customer’s continued purchase of BGS goods and services to support operation of the Boeing model 767 aircraft, Boeing will provide to Customer the following business consideration.

1.	Business Consideration.

[*]

2.	Confidentiality.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Page 1
BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Susan Englander

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisitions & Planning and Performance

FED-MISC-LA-1804229
Boeing Global Services - Special Matters	Page 2
BOEING PROPRIETARY